                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 4, 2001
                                                         ----------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-25372               52-1906050
           --------                      -------               ----------
       (State or Other                 (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)




                    P.O. Box 710040, Herndon, Virginia 20171
                    ----------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (703) 860-5390
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period September 30, 2001 through October 27, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on December 4, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.

         The Company is also filing herewith supplemental consolidating financial information that includes the financial information of entities that are not debtors in the bankruptcy proceeding, Blue Star Group and BSG Holdings (the "Non-Debtors"). Filed herewith are the Consolidating Balance Sheet as of October 27, 2001 and the Consolidating Statement of Operations for the three months ended October 27, 2001. During the three months ended October 27, 2001, the Company completed the sales of: (1) the assets of its USRefresh-Vending business to All Seasons Services, Inc. on August 7, 2001;
(2) the assets of the print business of the Blue Star Group on July 31, 2001; and (3) the stock of the Company's two Blue Star Group holding companies, Blue Star Group Limited and Blue Star Group Pty. Limited, on July 31, 2001.

         On December 13, 2001, the Company's Plan of Reorganization was confirmed by the Bankruptcy Court.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not Applicable.

            (c)  The following exhibits are filed herewith:

                 99.1  Monthly Operating Report for the period September 30,
                       2001 through October 27, 2001*
                 99.2 Schedules of consolidating financial information including the Non-Debtors:
                       - Consolidating Balance Sheet as of October 27, 2001
                       - Consolidating Statement of Operations for the three
                         months ended October 27, 2001


          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BRM HOLDINGS, INC.


Date: December 17, 2001                     By: /s/ Kevin J. Thimjon
                                                ------------------------------
                                                Kevin J. Thimjon
                                                Chief Restructuring Officer





                                      -3-
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                                  EXHIBIT INDEX


Exhibit
Number     Description of Exhibit
-------    --------------------------------------------------------------------
 99.1      Monthly Operating Report for the period September 30, 2001 through
           October 27, 2001*
 99.2      Schedules of consolidating financial information including the
           Non-Debtors:
           - Consolidating Balance Sheet as of October 27, 2001
           - Consolidating Statement of Operations for the three months ended
             October 27, 2001



* The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.